© 2017 Herc Rentals Inc. Click to edit Master title style Click to edit Master subtitle style Herc Holdings Inc. Third Quarter Earnings Conference Call for the period ending September 30, 2017 November 8, 2017

© 2017 Herc Rentals Inc. Agenda 2NYSE: HRI Welcome and Introductions Elizabeth Higashi Vice President, Investor Relations Strategic Update and Industry Outlook Larry Silber President and Chief Executive Officer Q3 and Nine Months Financial Review Barbara Brasier Senior Vice President and Chief Financial Officer Q&A Larry Silber Barbara Brasier Bruce Dressel Senior Vice President and Chief Operating Officer

© 2017 Herc Rentals Inc. Safe Harbor Statements 3NYSE: HRI Basis of Presentation The financial information included in this presentation is based upon the condensed consolidated financial statements of the Company which are presented in accordance with generally accepted accounting principles in the United States of America (U.S. GAAP). These financial statements and financial information represent only those operations, assets, liabilities and equity that form Herc Holdings Inc. on a stand-alone basis. As the spin-off occurred on June 30, 2016, amounts for the first half of 2016 represent carve-out financial results. Forward-Looking Statements This presentation contains statements, including those related to 2017 guidance, that are not statements of historical fact, but instead are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers not to place undue reliance on these statements, which speak only as of the date hereof. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those suggested by our forward-looking statements, including: • Risks related to material weaknesses in our internal control over financial reporting and the restatement of financial statements previously issued by Hertz Global Holdings, Inc. (in its form prior to the spin-off, “Hertz Holdings”), including that: we have identified material weaknesses in our internal control over financial reporting that may adversely affect our ability to report our financial condition and results of operations in a timely and accurate manner, which may adversely affect investor and lender confidence in us and, as a result, the value of our common stock and our ability to obtain future financing on acceptable terms, and we may identify additional material weaknesses as we continue to assess our processes and controls as a stand-alone company with lower levels of materiality; our efforts to design and implement an effective control environment may not be sufficient to remediate the material weaknesses, or to prevent future material weaknesses; such material weaknesses could result in a material misstatement of our consolidated financial statements that would not be prevented or detected; we receive certain transition services from Hertz Rental Car Holding Company, Inc. ("New Hertz") pursuant to the transition services agreement covering information technology ("IT") services and other areas, which impact our control environment and, therefore, our internal control over financial reporting; we continue to expend significant costs and devote management time and attention and other resources to matters related to our internal control over financial reporting; our material weaknesses and Hertz Holdings' restatement could expose us to additional risks that could materially adversely affect our ability to execute our strategic plan and our financial position, results of operations and cash flows, including as a result of events of default under the agreements governing our indebtedness and/or government investigations, regulatory inquiries and private actions; we may experience difficulties implementing new IT systems, including the migration of systems from New Hertz; we could experience disruptions to our control environment in connection with the relocation of our Shared Services Center, including as a result of the failure to retain key employees who possess specific knowledge or expertise necessary for the timely preparation of our financial statements; and Hertz Holdings' restatement has resulted in government investigations, books and records demands, and private litigation and could result in government enforcement actions and private litigation that could have a material adverse impact on our results of operations, financial condition, liquidity and cash flows;

© 2017 Herc Rentals Inc. Safe Harbor Statements - Continued 4NYSE: HRI • Risks related to the spin-off, which effected our separation from New Hertz, such as: we have limited operating history as a stand-alone public company, and our historical financial information for periods prior to July 1, 2016, is not necessarily representative of the results that we would have achieved as a separate, publicly traded company, and may not be a reliable indicator of our future results; the liabilities we have assumed and will share with New Hertz in connection with the spin- off could have a material adverse effect on our business, financial condition and results of operations; if there is a determination that any portion of the spin-off transaction is taxable for U.S. federal income tax purposes, including for reasons outside of our control, then we and our stockholders could incur significant tax liabilities, and we could also incur indemnification liability if we are determined to have caused the spin-off to become taxable; if New Hertz fails to pay its tax liabilities under the tax matters agreement or to perform its obligations under the separation and distribution agreement, we could incur significant tax and other liability; our ability to engage in financings, acquisitions and other strategic transactions using equity securities is limited due to the tax treatment of the spin-off; the loss of the Hertz brand and reputation could materially adversely affect our ability to attract and retain customers; the spin-off may be challenged by creditors as a fraudulent transfer or conveyance; and if the spin-off is not a legal dividend, it could be held invalid by a court and have a material adverse effect on our business, financial condition and results of operations; • Business risks could have a material adverse effect on our business, results of operations, financial condition and/or liquidity, including: o the cyclicality of our business, a slowdown in economic conditions or adverse changes in the economic factors specific to the industries in which we operate, in particular industrial and construction; o the dependence of our business on the levels of capital investment and maintenance expenditures by our customers, which in turn are affected by numerous factors, including the level of economic activity in their industries, the state of domestic and global economies, global energy demand, the cyclical nature of their markets, expectations regarding government spending on infrastructure improvements or expansions, their liquidity and the condition of global credit and capital markets; o we may experience significant difficulties, delay and/or significant costs from a number of IT systems projects, including the movement of our point of sale system from the New Hertz system to our own and the migration of our financial system from the New Hertz system to a stand-alone system, each of which will continue to require significant investment of human and financial resources, and any significant disruption from either migration could materially adversely affect our business, results of operations, financial condition, cash flows, ability to report accurate financial results and our control environment; o we may have difficulty obtaining the resources that we need to operate, or our costs to do so could increase significantly; o intense competition in the industry, including from our own suppliers, that may lead to downward pricing or an inability to increase prices; o any occurrence that disrupts rental activity during our peak periods given the seasonality of the business, especially in the construction industry; o doing business in foreign countries exposes us to additional risks, including under laws and regulations that may conflict with U.S. laws and those under anticorruption, competition, economic sanctions and anti-boycott regulations; o our success as an independent company will depend on our new senior management team, the ability of other new employees to learn their new roles, and our ability to attract and retain key management and other key personnel; o some or all of our deferred tax assets could expire if we experience an “ownership change” as defined in the Internal Revenue Code; o changes in the legal and regulatory environment that affect our operations, including with respect to taxes, consumer rights, privacy, data security and employment matters, could disrupt our business and increase our expenses; o an impairment of our goodwill or our indefinite lived intangible assets could have a material non-cash adverse impact;

© 2017 Herc Rentals Inc. Safe Harbor Statements - Continued 5NYSE: HRI o other operational risks such as: any decline in our relations with our key national account customers or the amount of equipment they rent from us; our equipment rental fleet is subject to residual value risk upon disposition, and may not sell at the prices we expect; we may be unable to protect our trade secrets and other intellectual property rights; we may fail to respond adequately to changes in technology and customer demands; our business is heavily reliant upon communications networks and centralized IT systems and the concentration of our systems creates or increases risks for us, including the risk of the misuse or theft of information we possess, including as a result of cyber security breaches or otherwise, which could harm our brand, reputation or competitive position and give rise to material liabilities; failure to maintain, upgrade and consolidate our IT networks could materially adversely affect us; we may face issues with our union employees; we are exposed to a variety of claims and losses arising from our operations, and our insurance may not cover all or any portion of such claims; environmental, health and safety laws and regulations and the costs of complying with them, or any change to them impacting our customers’markets could materially adversely affect us; decreases in government spending could materially adversely affect us and a lack of or delay in additional infrastructure spending may have a material adverse effect on our share price; maintenance and repair costs associated with our equipment rental fleet could materially adversely affect us; and strategic acquisitions could be difficult to identify and implement and could disrupt our business or change our business profile significantly; • Risks related to our substantial indebtedness, such as: our substantial level of indebtedness exposes us or makes us more vulnerable to a number of risks that could materially adversely affect our financial condition, results of operations, cash flows, liquidity and ability to compete; the secured nature of our indebtedness, which is secured by substantially all of our consolidated assets, could materially adversely affect our business and holders of our debt and equity; an increase in interest rates or in our borrowing margin would increase the cost of servicing our debt and could reduce our profitability; and any additional debt we incur could further exacerbate these risks; • Risks related to the securities market and ownership of our stock, including that: the market price of our common stock may fluctuate significantly; the market price of our common stock could decline as a result of the sale or distribution of a large number of our shares or the perception that a sale or distribution could occur and these factors could make it more difficult for us to raise funds through future stock offerings; and provisions of our governing documents could discourage potential acquisition proposals and could deter or prevent a change in control; and • Other risks and uncertainties set forth in our Annual Report on Form 10-K for the year ended December 31, 2016, under Item 1A "Risk Factors" and in our other filings with the Securities and Exchange Commission (“SEC”). All forward-looking statements are expressly qualified in their entirety by such cautionary statements. We do not undertake any obligation to release publicly any update or revision to any of the forward-looking statements.

© 2017 Herc Rentals Inc. Information Regarding Non-GAAP Financial Measures  In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this presentation which is not calculated according to GAAP (“non-GAAP”), such as adjusted EBITDA, adjusted EBITDA margin and free cash flow. Management uses these non-GAAP measures to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry.  Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the Appendix to this presentation. 6NYSE: HRI

© 2017 Herc Rentals Inc.NYSE: HRI 7 Our strategy is driving revenue growth across all of our regions Fleet and customer diversification are driving improvements in volume, price and mix We are increasing fleet spend to meet demand We are raising the lower end of adjusted EBITDA guidance Our strategy is working Q3 Key Takeaways

© 2017 Herc Rentals Inc. Highlights – Q3 2017 8NYSE: HRI 1. Fleet at original equipment cost based on ARA guidelines 2. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 30 Equipment Rental Revenues $413.1 million +14.7% YoY Average Fleet1 Growth +3.2% YoY Pricing + 1.7% YoY Net Income $12.8 million Adjusted EBITDA2 $176.7 million 38.6% margin Dollar Utilization 38.7% +350 bps YoY Our strategy is working

© 2017 Herc Rentals Inc. Updated Guidance Prior Guidance New Guidance Adjusted EBITDA1 $550 to $590 million $560 to $590 million Net Fleet Capital Expenditures2 $275 to $325 million $355 to $365 million 9NYSE: HRI 1. Herc Holdings does not provide forward-looking guidance for certain financial measures on a GAAP basis or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures on a forward-looking basis because it is unable to predict certain items contained in the GAAP measures without unreasonable efforts. Certain items that impact net income (loss) cannot be predicted with reasonable certainty, such as restructuring and restructuring related charges, special tax items, borrowing levels (which affect interest expense), gains and losses from asset sales, the ultimate outcome of pending litigation and spin-related costs. 2. For a calculation of net fleet capital expenditures, see the Appendix beginning on slide 30. Guidance updated to reflect strong performance in the quarter and higher demand

© 2017 Herc Rentals Inc. Committed to Our Strategic Direction Disciplined Capital Management Expand and Diversify Revenues Improve Operating Effectiveness Enhance Customer Experience On the Path Forward • Broaden customer base • Expand products and services • Increase density • Grow ancillary revenues • Focus on safety and labor productivity • Improve vendor management and fleet availability • Drive operating performance through mix and volume • Provide premium products and services • Introduce innovative technology solutions • Drive EBITDA margin growth • Emphasize fleet management • Improve key financial metrics 10NYSE: HRI

© 2017 Herc Rentals Inc. Expand and Diversify Revenues: Strong Q3 Revenue Growth • Overall rental revenue growth accelerated each month of the third quarter • Strong broad-based performance across North America • Pricing continued to strengthen in both national and local accounts • ProSolutionsTM and ProContractor delivered outstanding year-over-year rental growth • Number of new account signings reached a record high during the quarter2 • Ancillary revenue increased 19.6% in the quarter over the prior-year period 11NYSE: HRI 1. Excludes operations in France & Spain sold in Q4 2015 2. Although management considers the number of new account signings as an indicator of the momentum of our business and effectiveness of our sales organization, the number of new account signings is not indicative of future revenues Year-Over-Year Price Change by Quarter Year-Over-Year Rental Revenue Growth 1.3% 1.1% 4.2% 7.0% 14.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 0.5% 0.5% 1.1% 1.4% 1.7% 0.0% 0.5% 1.0% 1.5% 2.0% Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 1 1

© 2017 Herc Rentals Inc. Expand and Diversify Revenues: Growing and Improving Fleet Mix 12NYSE: HRI $3.75 Billion of OEC as of September 30, 2017 1• Continued to broaden fleet mix with fleet purchases in targeted categories to drive customer diversification and improve Dollar Utilization • Improved Dollar Utilization by 350 basis points versus the prior year to 38.7% in the third quarter • Grew average fleet1 3.2% in the third quarter and 4.4% year-to-date over the prior year • Grew ProSolutionsTM and ProContractor to over 20% of our fleet 1. Fleet at original equipment cost based on ARA guidelines. Complete YoY fleet mix comparisons are included in the Appendix beginning on slide 30 4.8% 13.0% 6.4% 3.2% 7.4% 6.5% 13.7% 7.3% 3.4% 7.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% ProContractor ProSolutions Aerial-Scissors & Other Material Handling - Industrial Earthmoving - Compact Growing Higher Dollar Utilization Categories as a % of Total Fleet Q3-16 Q3-17

© 2017 Herc Rentals Inc. Improve Operating Effectiveness: Improving Profitability • Focused on operating leverage in high growth urban markets • Improved branch efficiencies through training in standard operating procedures and expansion of the Herc Operating Model throughout the organization • Continued to reduce FUR: 12.9% in September 2017 compared to 13.1% in September 2016 • Focused on improving logistics capabilities and other significant operational cost categories 13NYSE: HRI

© 2017 Herc Rentals Inc. Improve Operating Effectiveness: Focus on Safety • Safety performance remains a major focus • Year to date total recordable incident rate (TRIR) declined 11% versus the same period in 2016 • Our ultimate goal is for zero incidents and safety performance remains our number one priority • We believe training is an important ongoing investment for new and seasoned personnel 14NYSE: HRI

© 2017 Herc Rentals Inc. Enhance Customer Experience: Q3 2017 Highlights • ProContractor campaign on implementation of OSHA requirements for controlling silica dust off to a great start • ProContractor equipment is now in nearly 75% of our locations across North America • ProSolutionsTM performance continued to improve in the third quarter compared to the prior year and now in 34 locations 15NYSE: HRI

© 2017 Herc Rentals Inc. Enhance Customer Experience: Investing in Technology 16NYSE: HRI Herc On the Go Optimus Mobile App • Covers the entire life cycle of equipment pickup & delivery • Captures customer electronic signature and equipment images • Tracks the delivery of equipment and provides estimated time of arrival • Provides real-time price quotations to our customers • Sales staff can leverage quick quote capability by equipment categories • Quotes can be emailed, texted, saved or printed, improving response time

© 2017 Herc Rentals Inc. $250 $275 $282 $287 200 220 240 260 280 300 320 2016 2017E 2018E 2019E J a n -9 6 J a n -0 0 J a n -0 4 J a n -0 8 J a n -1 2 J a n -1 6 $299.2 $307.9 2016 2017E Strong Industry Outlook Supports Our Growth Proposition Positive market growth and further penetration of rental solutions expected to continue 1. The American Institute of Architects (AIA). 2. ARA / IHS Global Insight as of October 2017, excludes Party & Event data. 3. Dodge Analytics. 4. Industrial information resources. ($ in billions) as of October 2017 N.A. Equipment Rental Market 2 Non-Residential Starts 3 Architecture Billings Index 1 Industrial Spending 4 $ ($ in billions) a$3s5 0 of November 2017 17NYSE: HRI ($ in billions) as of November 2017 • Key industry metrics remain positive – non- residential construction growth of 4.7% projected through 2019 • American Rental Association (ARA) forecasts North American equipment rental growth of 4.5% through 2021 • Industrial spending is expected to grow 2.9% in 2017 • Continuing shift from ownership to rental will fuel growth $38 $31 $32 $35 $38 $41 $44 $47 $49 $51 $53 $56 $59 $61 08 09 10 11 12 13 14 15 16 17E 18E 19E 20E 21E Sept 49.1 as of September 2017 50

© 2017 Herc Rentals Inc. Transformation in Process – Our Strategy is Working • Executing our strategy and driving improvements in operating performance • Successfully diversifying fleet mix to higher Dollar Utilization equipment categories • Achieving above-market growth in major urban locations • Growing local rental revenues faster than national accounts • Broadening Herc Rentals Operating Model to improve branch efficiency • Reducing equipment, parts and service costs through better vendor management • Enhancing customer service through key initiatives such as premium brands and new technologies 18NYSE: HRI

© 2017 Herc Rentals Inc. Financial Overview

© 2017 Herc Rentals Inc.NYSE: HRI 20 Our strategy is driving revenue growth across all of our regions Fleet and customer diversification are driving improvements in volume, price and mix We are increasing fleet spend to meet demand We are raising the lower end of adjusted EBITDA guidance Our strategy is working Q3 Key Takeaways

© 2017 Herc Rentals Inc. Q3 and Nine Months Financial Summary 21NYSE: HRI 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 30 $ in millions, except EPS Three Months Ended September 30, Nine Months Ended September 30, 2017 2016 2017 2016 Equipment Rental Revenues $ 413.1 $ 360.3 $ 1,084.5 $ 996.0 Total Revenues 457.6 403.6 1,262.8 1,149.6 Net Income (Loss) 12.8 3.0 (54.0) (6.5) Diluted Earnings (Loss) Per Share 0.45 0.11 (1.91) (0.23) Adjusted EBITDA1 $ 176.7 $ 152.1 $ 407.6 $ 390.5

© 2017 Herc Rentals Inc. Q3 and Nine Months Equipment Rental Revenues $ in millions Q3 Equipment Rental Revenue Bridge Q3 and Nine Months Summary 22NYSE: HRI Nine Months Equipment Rental Revenue Bridge $413.1 $1.6 $51.2 $360.3 250 270 290 310 330 350 370 390 410 430 2016 Currency translation Overall growth 2017 $1,084.5 $0.7 $87.8 $996.0 850 900 950 1,000 1,050 1,100 2016 Currency translation Overall growth 2017 • Equipment rental revenues increased 14.7% in the third quarter, and 8.9% for the nine months, achieving above- market growth o Growth across all of our regions in Q3 o Improvements in volume, price and mix • Equipment rental revenue growth attributable to: o Substantial YoY growth from ProSolutionsTM and ProContractor o Expansion and diversification of customer base o Stabilization of upstream oil and gas markets o Traction of urban market strategy • Q3 pricing increased 1.7% YoY o Sixth consecutive quarter of improvement in YoY gains

© 2017 Herc Rentals Inc. $1,262.8 $9.9$87.8 $1,149.6 $1.0 $34.3 1,000 1,050 1,100 1,150 1,200 1,250 1,300 2016 Currency translation Equipment rental revenue Sales of revenue earning equipment Sales of new equipment and other 2017 • Total revenues increased 13.4% for the third quarter YoY, and 9.8% for the nine months • Sales of revenue earning equipment increased 11.2% in the third quarter, and 36.7% for the nine months versus the prior-year period • Continued aggressive fleet mix management to achieve our strategic goals • Decrease in new equipment sales was driven by the implementation of changes to de-emphasize new equipment sales programs Q3 and Nine Months Total Revenues 23NYSE: HRI Q3 Total Revenue Bridge $ in millions Nine Months Total Revenue Bridge Q3 and Nine Months Summary $457.6 $1.7 $51.2 $403.6 $1.9 $2.6 300 320 340 360 380 400 420 440 460 480 2016 Currency translation Equipment rental revenue Sales of revenue earning equipment Sales of new equipment and other 2017

© 2017 Herc Rentals Inc. $12.8 $6.7 $0.1 $18.2 $2.1 $0.5 $3.0 (10) (5) 0 5 10 15 20 2016 Income tax Spin-off costs Depreciation of REE Impairment Interest Expense All Other 2017 $ in millions Q3 and Nine Months Net Income (Loss) Q3 Net Income (Loss) Bridge 24NYSE: HRI 1. Excludes the impact of currency translation. Q3 and Nine Months Summary 1 1 $(54.0) $49.7 $29.3 $8.4 $40.5 $28.1 ($6.5) $10.7 (70) (50) (30) (10) 10 30 50 70 2016 Income tax Spin-off costs Depreciation of REE Impairment Interest Expense All Other 2017 1 1 1 • For the quarter and the nine months, while we reduced overall spin-off costs, we incurred higher information technology costs related to the separation from Hertz • Fleet depreciation increased in Q3 and the nine months due to fleet growth and carryover effect of ordinary course rate adjustments made in 2016 • For the nine months, net loss included a $29 million impairment charge recorded in Q2 • Interest expense in the quarter was flat and increased in the nine months due to debt on a stand-alone basis • All Other includes the impact of our improved operating results (See slide 36 in the Appendix for additional details) Nine Months Net Income (Loss) Bridge 1 $0.0

© 2017 Herc Rentals Inc. • Adjusted EBITDA increased 16.2% for the quarter and 4.4% for the nine months compared to the prior-year periods • Strong equipment rental revenue growth in Q3 o 47% flow-through on equipment rental revenues in Q3 • Improved results from sales of revenue earning equipment • DOE increased due to costs related to higher rental activity such as transportation and personnel • SG&A increased in Q3 2017 driven by variable costs associated with higher revenues, including provision for bad debt and additional sales personnel and commissions 0 20 40 60 100 140 $ in millions Q3 Adjusted EBITDA Bridge Q3 and Nine Months Adjusted EBITDA1 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 30 2. DOE increase for the nine months also includes expenses related to business transformation such as investment in facilities to support ProSolutionsTM and ProContractor and deferred maintenance costs 3. SG&A increase for the nine months includes first half stand-alone public company costs and first quarter expenses related to business transformation, year-end reporting, and charges related to the bankruptcy filing of a large customer 25NYSE: HRI 140 Nine Months Adjusted EBITDA Bridge Q3 and Nine Months Summary $176.7$14.5 $15.2 $0.6 $51.2 $1.7 $0.8 $152.1 50 7 90 110 130 150 170 190 210 230 2016 Currency translation Equipment Rental Revenue Loss on sales of revenue earning equipment Direct operating expenses SG&A All Other 2017 $407.6$36.4 $45.6 $0.1 $0.2 $87.8 $11.2 $390.5 100 150 200 250 300 350 400 450 500 550 2016 Currency translation Equipment Rental Revenue Loss on sales of revenue earning equipment Direct operating expenses SG&A All Other 20173 2

© 2017 Herc Rentals Inc.NYSE: HRI 26 1. Original equipment cost based on ARA guidelines. Fleet at Original Equipment Cost1 • Average fleet at OEC1 for the period ended September 30, 2017 o Increased 3.2% in Q3 2017 versus the prior-year period o Increased 4.4% in the nine months 2017 versus the prior-year period • Average age of fleet was 49 months as of September 30, 2017 • Dollar utilization was 38.7% for the third quarter 2017, up 350 bps from the prior year period $ in millions Q1 2017 Q2 2017 Q3 2017 Nine Months 2017 Beginning Balance – Fleet at OEC $3,556 $3,556 $3,653 $3,556 Expenditures – Fleet at OEC $119 $217 $126 $ 462 Disposals – Fleet at OEC ($120) ($111) ($66) ($297) Foreign Currency / Other $1 ($9) $39 $31 Ending Balance – Fleet at OEC $ 3,556 $ 3,653 $3,752 $ 3,752

© 2017 Herc Rentals Inc.NYSE: HRI 27 Debt and Liquidity Debt Liquidity $ in millions, as of 09/30/17 • Stable debt totaling $2.2 billion as of September 30, 2017 provides financial flexibility • Maintained ample liquidity during the quarter with $672 million as of September 30, 2017 • For the nine months, net cash from operating activities totaled $250 million, with net fleet capital expenditures of $235 million1 and free cash flow of ($39) million1 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 30 ABL Facility Outstanding Letters of Credit 1,750.0 (1,075.0) (22.5) Availability from ABL Cash and Cash Equivalents 652.5 19.1 Total Liquidity $ 671.6 $1,075.0 $549.0 $562.5 '17 '18 '19 '20 '21 '22 '23 '24 ABL Credit Facility Senior Secured Second Priority Notes Capital Leases and Other borrowings $60.0

© 2017 Herc Rentals Inc.NYSE: HRI 28 Disciplined Capital Management: Subsequent Events Sale-Leaseback transaction • In October 2017, we completed a sale-leaseback transaction • 42 US properties were sold with gross proceeds of $119.5 million • Sale of properties does not qualify for sale- leaseback accounting. Book value of the buildings and land will remain on the Company’s balance sheet Notes Redemption • In October 2017, we redeemed $123.5 million of the outstanding senior notes at a redemption price of 103% of the aggregate principal amount

© 2017 Herc Rentals Inc. Long-Tenured National Account Portfolio Provides Stable Base of Business National Accounts by Tenure (Years) Over 1,800 National Accounts • Dedicated national account managers • Stable revenue base • Longer transactions 78% of National Accounts revenue are from accounts open 20+ years 3% 3% 5% 11% 78% 0-5 5-10 10-15 15-20 20+ National accounts provide a firm foundation upon which to build 2015 Sales by Account Type 2015 Local 50% National Accounts 50% 29 Questions and Answers

© 2017 Herc Rentals Inc. Appendix 30

© 2017 Herc Rentals Inc. 31NYSE: HRI 1 OEC: Original Equipment Cost which is an operating measure based on the guidelines of the American Rental Association, which is calculated as the cost of the asset at the time it was first purchased plus additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). 2 Fleet Age: The OEC weighted age of the entire fleet. Net Fleet Capital Expenditures: Capital expenditures of revenue earning equipment minus the proceeds from disposal of revenue earning equipment. 3 Dollar Utilization ($ Ute): Dollar utilization is an operating measure calculated by dividing rental revenue by the average OEC of the equipment fleet for the relevant time period. 4 Pricing: Change in pure pricing achieved in one period versus another period. This is applied both to year-over-year and sequential comparisons. Rental rates are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix. 5 FUR: Fleet unavailable for rent. 6 Glossary of Terms Commonly Used in the Industry

© 2017 Herc Rentals Inc. 32NYSE: HRI Reconciliation of Net Income to EBITDA and Adjusted EBITDA EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of these measures may not be comparable to similarly titled measures reported by other companies. EBITDA and Adjusted EBITDA - EBITDA represents the sum of net income (loss), provision for income taxes, interest expense, net, depreciation of revenue earning equipment and non-rental depreciation and amortization. Adjusted EBITDA represents EBITDA plus the sum of merger and acquisition related costs, restructuring and restructuring related charges, spin-off costs, non-cash stock based compensation charges, loss on extinguishment of debt (which is included in interest expense, net), impairment charges, gain on disposal of a business and certain other items. Management uses EBITDA and Adjusted EBITDA to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. However, EBITDA and Adjusted EBITDA do not purport to be alternatives to net earnings as an indicator of operating performance. Additionally, neither measure purports to be an alternative to cash flows from operating activities as a measure of liquidity, as they do not consider certain cash requirements such as interest payments and tax payments.

© 2017 Herc Rentals Inc. $ in millions Three Months Ended September 30, Nine Months Ended September 30, 2017 2016 2017 2016 Net income (loss) $ 12.8 $ 3.0 $ (54.0) $ (6.5) Provision for income taxes 5.8 3.7 (31.5) 9.0 Interest expense, net 32.4 32.3 101.8 52.1 Depreciation of revenue earning equipment 96.3 89.1 283.5 255.1 Non-rental depreciation and amortization 13.4 11.8 37.7 32.9 EBITDA 160.7 139.9 337.5 342.6 Restructuring charges 0.4 0.1 1.4 3.5 Restructuring related charges 2.3 0.2 4.1 2.9 Spin-off costs 10.3 10.8 27.0 37.7 Non-cash stock-based compensation charges 3.0 1.1 7.5 3.8 Impairment - - 29.3 - Other - - 0.8 - Adjusted EBITDA $ 176.7 $ 152.1 $ 407.6 $ 390.5 Total Revenues $ 457.6 $ 403.6 $ 1,262.8 $ 1,149.6 Adjusted EBITDA $ 176.7 $ 152.1 $ 407.6 $ 390.5 Adjusted EBITDA Margin 38.6% 37.7% 32.3% 34.0% 33NYSE: HRI Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA

© 2017 Herc Rentals Inc. 34NYSE: HRI Reconciliation of Free Cash Flow Free cash flow is not a recognized term under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of this measure may not be comparable to similarly titled measures reported by other companies. Free cash flow represents net cash provided by (used in) operating activities less revenue earning equipment expenditures, proceeds from disposal of revenue earning equipment, property and equipment expenditures, proceeds from disposal of property and equipment and other investing activities. Free cash flow is used by management in analyzing the Company’s ability to service and repay its debt and to forecast future periods. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service debt or for other non-discretionary expenditures.

© 2017 Herc Rentals Inc. 35NYSE: HRI Reconciliation of Free Cash Flow $ in millions Nine Months Ended September 30, 2017 2016 Net cash provided by operating activities $ 249.9 $ 370.9 Revenue earning equipment expenditures (356.3) (325.7) Proceeds from disposal of revenue earning equipment 121.6 99.0 Net Fleet Capital Expenditures (234.7) (226.7) Non-rental capital expenditures (57.1) (29.2) Proceeds from disposal of property and equipment 2.8 4.1 Other investing activities (0.1) 3.7 Free Cash Flow $ (39.2) $122.8

Net Income (Loss) Bridge

$ in millions	Three Months Ended September 30, 2017	2016	$ Change	Elements of Net Income (Loss) Bridge: Currency translation	Income tax	Spin-off costs	Depreciation of REE	Impairment	Interest Expense	All Other
Total revenues	**$ 457.6**	**$ 403.6**	**$ 54.0**	**$ 1.9**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 52.1**
Direct operating	188.2	169.9	18.3	1.0	-	-	-	-	-	17.3
Depreciation of revenue earning equipment	96.3	89.1	7.2	0.5	-	-	6.7	-	-	-
Cost of sales of revenue earning equipment	28.6	27.5	1.1	0.2		-	-	-	-	0.9
Cost of sales of new equipment, parts and supplies	10.8	12.1	(1.3)	0.1	-	-	-	-	-	(1.4)
Selling, general and administrative	84.6	66.8	17.8	0.2	-	(0.5)	-	-	-	18.1
Impairment	-	-	-	-	-	-	-	-	-	-
Interest expense, net	32.4	32.3	0.1	-	-	-	-	-	0.1	-
Other expense (income), net	(1.9)	(0.8)	(1.1)	(0.1)	-	-	-	-	-	(1.0)
Income (loss) before income taxes	**18.6**	**6.7**	**11.9**	**-**	**-**	**0.5**	**(6.7)**	**-**	**(0.1)**	**18.2**
Income tax benefit (provision)	(5.8)	(3.7)	(2.1)	-	(2.1)	-	-	-	-	-
Net income (loss)	**$ 12.8**	**$ 3.0**	**$ 9.8**	**$ -**	**$ (2.1)**	**$ 0.5**	**$ (6.7)**	**$ -**	**$ (0.1)**	**$ 18.2**

$ in millions	Nine Months Ended September 30, 2017	2016	$ Change	Elements of Net Income (Loss) Bridge: Currency translation	Income tax	Spin-off costs	Depreciation of REE	Impairment	Interest Expense	All Other
Total revenues	**$ 1,262.8**	**$ 1,149.6**	**$ 113.2**	**$ 1.0**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 112.2**
Direct operating	526.2	487.8	38.4	0.6	-	-	-	-	-	37.8
Depreciation of revenue earning equipment	283.5	255.1	28.4	0.3	-	-	28.1	-	-	-
Cost of sales of revenue earning equipment	134.9	111.6	23.3	0.2		-	-	-	-	23.1
Cost of sales of new equipment, parts and supplies	30.3	39.2	(8.9)	-	-	-	-	-	-	(8.9)
Selling, general and administrative	244.6	203.5	41.1	-	-	(10.7)	-	-	-	51.8
Impairment	29.3	-	29.3	-	-	-	-	29.3	-	-
Interest expense, net	101.8	52.1	49.7	-	-	-	-	-	49.7	-
Other expense (income), net	(2.3)	(2.2)	(0.1)	(0.1)	-	-	-	-	-	-
Income (loss) before income taxes	**(85.5)**	**$ 2.5**	**(88.0)**	**-**	**-**	**10.7**	**(28.1)**	**(29.3)**	**(49.7)**	**8.4**
Income tax benefit (provision)	31.5	(9.0)	40.5	-	40.5	-	-	-	-	-
Net income (loss)	**$ (54.0)**	**$ (6.5)**	**$ (47.5)**	**$ -**	**$ 40.5**	**$ 10.7**	**$ (28.1)**	**$ (29.3)**	**$ (49.7)**	**$ 8.4**

HercRentals™
NYSE: HRI
© 2017 Herc Rentals Inc.
36

© 2017 Herc Rentals Inc. 2017 SG&A excluding Spin-off costs 37NYSE: HRI $0.11 EPS $ in millions Q1 2017 Q2 2017 Q3 2017 Nine Months 2017 SG&A $81.2 $78.8 $84.6 $244.6 Spin-off costs ($7.6) ($9.1) ($10.3) ($27.0) SG&A excluding Spin-off costs $73.6 $69.7 $74.3 $217.6 % of Total Revenue 18.9% 16.8% 16.2% 17.2%

© 2017 Herc Rentals Inc.NYSE: HRI 38 1. Original equipment cost based on ARA guidelines Historic Fleet at Original Equipment Cost1 $ in millions Q1 2016 Q2 2016 Q3 2016 Q4 2016 Full Year 2016 Q1 2017 Q2 2017 Q3 2017 Nine Months 2017 Beginning Balance – Fleet at OEC $3,384 $3,391 $3,537 $3,616 $3,384 $3,556 $3,556 $3,653 $3,556 Expenditures – Fleet at OEC $90 $220 $142 $43 $495 $119 $217 $126 $ 462 Disposals – Fleet at OEC ($96) ($85) ($57) ($90) ($328) ($120) ($111) ($66) ($297) Foreign Currency / Other $13 $11 ($6) ($13) $5 $1 ($9) $39 $31 Ending Balance – Fleet at OEC $3,391 $3,537 $3,616 $3,556 $3,556 $ 3,556 $ 3,653 $3,752 $ 3,752

© 2017 Herc Rentals Inc. Expand and Diversify Revenues: Driving $ Utilization 39NYSE: HRI Aerial - Booms 19.6% Aerial - Scissors & Other 6.4% Earthmoving - Heavy 11.1% Earthmoving - Compact 7.4% Material Handling- Telehandlers 13.4% Material Handling - Industrial 3.2% Trucks and Trailers 12.8% ProSolutions 13.0% ProContractor 4.8% Air Compressors 3.0% Other 1.9% Lighting 1.7% Compaction 1.7% Aerial - Booms 18.7% Aerial - Scissors & Other 7.3% Earthmoving - Heavy 8.9% Earthmoving - Compact 7.7% Material Handling- Telehandlers 13.3% Material Handling - Industrial 3.4% Trucks and Trailers 12.6% ProSolutions 13.7% ProContractor 6.5% Air Compressors 2.7% Other 1.9% Lighting 1.7% Compaction 1.6% OEC as of 09/30/2016 1 OEC as of 09/30/2017 1 Increased • Aerial – Scissor Lifts • Material Handling - Industrial • ProContractorTM and ProSolutionsTM Reduced • Aerial – Booms • Earthmoving - Heavy • Air Compressors 1. Original equipment cost based on ARA guidelines $3.62 billion OEC fleet $3.75 billion OEC fleet

© 2017 Herc Rentals Inc. 40NYSE: HRI